Summary Prospectus Supplement dated November 5, 2019

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer International Small-Mid Company Fund

This supplement amends the Summary Prospectuses of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses and retain it for future reference.

The following information replaces the table in its entirety under the heading “Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
David Nadel	Portfolio Manager (lead)	2019
Frank Jennings, PhD	Portfolio Manager	2019 (predecessor fund 2018)”

Mr. Jennings will continue to serve as Portfolio Manager to ensure a smooth transition.

O-ISMC-SUMPRO SUP 110519